Exhibit 10.3

ROBERT M. DAY, Ph.D, Director		KATHLEEN SEBELIUS, GOVERNOR
DIVISION OF HEALTH POLICY AND FINANCE

June 8, 2006

Jean Rumbaugh

FirstGuard Health Plan Kansas, Inc.

3801 Blue Parkway

Kansas City, MO 64130

RE:	Amendment Nineteen – Contract #02510

Dear Ms. Rumbaugh:

Enclosed for your files is a fully executed copy of Amendment Nineteen between the Division of Policy and Finance (DHPF) and FirstGuard Health Plan Kansas, Inc. Thank you for your assistance in getting this contract completed in a timely manner.

Should you have questions, don’t hesitate to contact me at 785-296-8623, or by e-mail at jwxd@srskansas.org.

Sincerely,

/s/ John Dixon
John Dixon Contract Manager

JD/ms

Enclosure (1)

pc: DHPF central file

Landon State Office Building, 900 SW Jackson, Room 900N, Topeka, KS 66612

Phone 785-296-3981    Fax 785-296-4813

STATE OF KANSAS	Contract No. 02510
Social and Rehabilitation Services
Health Care Policy/Medicaid

AMENDMENT NINETEEN

to the

KANSAS HEALTHWAVE TITLE XIX AND TITLE XXI CAPITATED MANAGED CARE

HEALTH SERVICES CONTRACT

with

FIRSTGUARD HEALTH PLAN KANSAS, INC.

2007 SIX MONTH EXTENSION

The above referenced agreement, as amended, entered into by and between the Secretary of Social and Rehabilitation Services, hereinafter referred to as SRS, and FirstGuard Health Plan Kansas, Inc., a Kansas Corporation, hereinafter referred to as FG, on July 12, 2001, and transferred effective July 1, 2005 to the Director of Health Policy and Finance, hereinafter referred to as DHPF, is hereby amended by agreement of the parties.

The Kansas Legislature, in the 2005 Session, enacted House Substitute for Senate Bill No. 272. This Act establishes the Health Policy Authority (HPA) and also establishes the Division of Health Policy and Finance (DHPF) within the Kansas Department of Administration, effective July 1, 2005. This Act further provides that the DHPF shall be the single state agency for Medicaid on an interim basis and transfers related responsibilities, duties and contracts, including this contract, from SRS to the new DHPF on July 1, 2005 and then subsequently provides that the HPA shall be the single state agency for Medicaid effective July 1, 2006 and transfers these same responsibilities, duties and contracts to the HPA on July 1, 2006.

DHPF has determined it is in the best interests of the State to make certain changes to the contract as originally agreed upon; and FGK is agreeable to such changes; now for and in consideration of the mutual covenants and agreements contained herein, the parties hereby mutually covenant and agree as follows:

The following documents are referenced for convenience only and are NOT made a part of this amendment or intended to be incorporated in this contract by this reference.

Related Contract Amendment Number/Name: #1; #15, #17, #18

Related Memorandum of Understanding Number/Name: N/A

Related Policy Number/Name: N/A

Related Request For Proposals Reference(s): RFP #02510

Total Estimated Cost: Title XIX $72,000,000 Title XXI $32,000,000

Contract #02510, Amendment 19, Page 1 of 3 Pages

1.	TERM:

By mutual agreement of the parties, the term of this contract is extended for an additional six months, for the period July 1, 2006 through December 31, 2006.

2.	MEDICAID TITLE XIX CAPITATION RATES:

RFP #02510, Page 114, Paragraph 5.15.1.e. as amended by Amendment 1 and Amendment 18:

The parties agree that for the period March 1, 2006 through June 30, 2006, the capitation rates set forth in Attachment 1 –Rates for the Period March 1, 2006 through June 30, 2006, attached to and incorporated herein shall apply to Title XIX, subject to actuarial certification and approval by the Center for Medicare and Medicaid Services (CMS).

Is, effective with the signing of this amendment, amended to read:

The parties agree that for the period July 1, 2006 through December 31, 2006, the capitation rates set forth in Attachment A – HW XIX Rates for the Period July 1, 2006 through December 31, 2006, attached to and incorporated herein shall apply to HealthWave Title XIX, subject to actuarial certification and approval by the Center for Medicare and Medicaid Services (CMS).

3.	SCHIP TITLE XXI CAPITATION RATES FOR THE PERIOD BEGINNING JULY 1, 2006:

The parties agree that for the period July 1, 2006 through December 31, 2006, the capitation rates set forth in Attachment B – HealthWave Title XXI Rates for the period July 1, 2006 through December 31, 2006, attached to and incorporated herein shall apply to HealthWave Title XXI.

4.	OTHER TERMS AND CONDITIONS:

All other terms and conditions of the contract between SRS and FGK remain unchanged.

Contract #02510, Amendment 19, Page 2 of 3 Pages

IN WITNESS HEREOF, the Parties hereto have executed this amendment to the original contract as of the date written below.

FIRSTGUARD HEALTH PLAN KANSAS, INC.	DIVISION OF HEALTH POLICY AND FINANCE

/s/ Jean Rumbaugh	/s/ Robert M. Day
Jean Rumbaugh	Robert M. Day, Ph.D.
President & COO	Director

5-4-06	5-30-2006
Date	Date

DEPARTMENT OF ADMINISTRATION DIVISION OF PURCHASES

/s/ Chris Howe
Chris Howe, Director Division of Purchases

June 05, 2006
Date

Contract #02510, Amendment 19, Page 3 of 3 Pages

Attachment A

HW XIX Rates Effective July 1, 2006 - December 31, 2006

SFY2007 Rates, HealthWave XIX (adjusted for provider assessment - physician rate increases)

	Johnson, Leavenworth, & Wyandotte Counties	Northeast & Western Kansas	Southeast Kansas	Sedgwick County
TAF & PLE < 1	$501.76	$508.68	$496.20	$575.18
TAF & PLE 1-5	$97.77	$107.68	$113.72	$86.68
TAF & PLE 6-14	$78.68	$96.38	$99.54	$76.45
TAF & PLE 15-21 F	$151.49	$166.56	$193.03	$166.99
TAF & PLE 15-21 M	$88.11	$112.24	$108.29	$83.86
TAF 22-29 F	$252.61	$246.57	$256.87	$246.93
TAF 22-34 M	$199.17	$199.10	$198.15	$168.76
TAF 30-34 F	$284.11	$301.21	$312.35	$292.20
TAF 35+	$389.40	$459.51	$514.38	$442.20
Preg Wom < 30	$315.48	$293.75	$341.83	$319.94
Preg Wom 30+	$389.19	$368.33	$396.85	$394.71

Delivery Payment	$4,987

Attachment B

HealthWave XXI Rates - Effective July 1, 2006 - December 31, 2006

	JOLVWY	NEWE	SE	SG
Up to age 1 Male	$566.27	$546.27	$465.39	$487.32
Up to age 1 Female	$566.27	$546.27	$465.39	$487.32
1 through 5 Male	$146.74	$117.49	$104.81	$104.81
1 through 5 Female	$143.43	$114.85	$102.45	$102.45
6 through 14 Male	$107.30	$85.92	$76.64	$76.64
6 through 14 Female	$114.64	$91.79	$81.88	$81.88
15 through 19 Male	$138.31	$110.74	$98.79	$98.79
15 through 19 Female	$260.71	$208.74	$186.22	$186.22
Pregnant women to age 19	$1,042.84	$834.99	$744.89	$744.89